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08/99                                                              Exhibit 99.02
                                                                          Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  Series 1994-5

RECEIVABLES

Beginning of the Month Principal Receivables:             $  1,070,203,501.16
Beginning of the Month Finance Charge Receivables:        $     70,846,098.86
Beginning of the Month Discounted Receivables:            $              0.00
Beginning of the Month Total Receivables:                 $  1,141,049,600.02

Removed Principal Receivables:                            $              0.00
Removed Finance Charge Receivables:                       $              0.00
Removed Total Receivables:                                $              0.00

Additional Principal Receivables:                         $              0.00
Additional Finance Charge Receivables:                    $              0.00
Additional Total Receivables:                             $              0.00

Discounted Receivables Generated this Period:             $              0.00

End of the Month Principal Receivables:                   $  1,064,631,998.97
End of the Month Finance Charge Receivables:              $     68,653,838.55
End of the Month Discounted Receivables:                  $              0.00
End of the Month Total Receivables:                       $  1,133,285,837.52

Special Funding Account Balance                           $              0.00
Aggregate Invested Amount (all Master Trust Series)       $    919,499,998.00
End of the Month Seller Amount                            $    145,132,000.97
End of the Month Seller Percentage                                     13.63%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                               RECEIVABLES

       30-59 Days Delinquent                              $     36,731,669.62
       60-89 Days Delinquent                              $     24,978,121.10
       90+ Days Delinquent                                $     53,757,299.75

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08/99
                                                                          Page 2

       Total 30+ Days Delinquent                            $    115,467,090.47
       Delinquent Percentage                                             10.19%

Defaulted Accounts During the Month                         $      9,976,410.61
Annualized Default Percentage                                            11.19%

Principal Collections                                            140,569,313.65
Principal Payment Rate                                                   13.13%

Total Payment Rate                                                       14.20%

INVESTED AMOUNTS

       Class A Initial Invested Amount                      $    230,000,000.00
       Class B Initial Invested Amount                      $     20,000,000.00

INITIAL INVESTED AMOUNT                                     $    250,000,000.00

       Class A Invested Amount                              $    241,499,998.00
       Class B Invested Amount                              $     28,000,000.00

INVESTED AMOUNT                                             $    269,499,998.00

FLOATING ALLOCATION PERCENTAGE                                           27.69%
PRINCIPAL ALLOCATION PERCENTAGE                                          32.70%

MONTHLY SERVICING FEE                                       $        370,416.67

INVESTOR DEFAULT AMOUNT                                     $      2,762,408.24

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                              90.55%

       Class A Finance Charge Collections                   $      5,712,232.94
       Other Amounts                                        $              0.00


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08/99
                                                                          Page 3

TOTAL CLASS A AVAILABLE FUNDS                                 $   5,712,232.94

       Class A Monthly Interest                               $   1,102,598.43
       Class A Servicing Fee                                  $     335,416.67
       Class A Investor Default Amount                        $   2,501,393.81

TOTAL CLASS A EXCESS SPREAD                                   $   1,772,824.03

REQUIRED AMOUNT                                               $           0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                              9.45%

       Class B Finance Charge Collections                     $     597,864.28
       Other Amounts                                          $           0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $     597,864.28

       Class B Monthly Interest                               $     132,737.50
       Class B Servicing Fee                                  $      35,000.00

TOTAL CLASS B EXCESS SPREAD                                   $     430,126.78

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                           $   2,202,950.81

       Excess Spread Applied to Required Amount               $           0.00

       Excess Spread Applied to Class A Investor              $           0.00
       Charge Offs

       Excess Spread Applied to Class B Items                 $     261,014.43

       Excess Spread Applied to Class B Investor              $           0.00
       Charge Offs


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08/99                                                                     Page 4


       Excess Spread Applied to Monthly Cash                   $     14,749.58
       Collateral Fee

       Excess Spread Applied to Cash Collateral                $          0.00
       Account

       Excess Spread Applied to other amounts owed             $          0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                    $  1,927,186.80

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                              $  5,887,491.56

SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                 $          0.00
SERIES 1994-5

       Excess Finance Charge Collections Applied to            $          0.00
       Required Amount

       Excess Finance Charge Collections Applied to            $          0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to            $          0.00
       Class B Items

       Excess Finance Charge Collections Applied to            $          0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to            $          0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to            $          0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to            $          0.00
       other amounts owed Cash Collateral Depositor

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08/99                                                                     Page 5


YIELD AND BASE RATE --

       Base Rate (Current Month)                                        7.00%
       Base Rate (Prior Month)                                          6.96%
       Base Rate (Two Months Ago)                                       6.82%

THREE MONTH AVERAGE BASE RATE                                           6.93%

       Portfolio Yield (Current Month)                                 14.37%
       Portfolio Yield (Prior Month)                                   11.37%
       Portfolio Yield (Two Months Ago)                                15.68%

THREE MONTH AVERAGE PORTFOLIO YIELD                                    13.81%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                           92.00%

       Class A Principal Collections                         $  42,294,174.58

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

       Class B Principal Collections                         $   3,677,754.30

TOTAL PRINCIPAL COLLECTIONS                                  $  45,971,928.88




SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER            $           0.00
SERIES

CLASS A AMORTIZATION --

       Controlled Amortization Amount                        $  26,833,334.00
       Deficit Controlled Amortization Amount                $           0.00

CONTROLLED DISTRIBUTION AMOUNT                               $  26,833,334.00

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08/99                                                                     Page 6


CLASS B AMORTIZATION--

       Controlled Amortization Amount                        $           0.00
       Deficit Controlled Amortization Amount                $           0.00

CONTROLLED DISTRIBUTION AMOUNT                               $           0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR                    $  19,138,594.88
PRINCIPAL SHARING

INVESTOR CHARGE OFFS--

CLASS A INVESTOR CHARGE OFFS                                 $           0.00

CLASS B INVESTOR CHARGE OFFS                                 $           0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                      $           0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                      $           0.00

CASH COLLATERAL ACCOUNT--

       Required Cash Collateral Amount                       $  33,973,332.96
       Available Cash Collateral Amount                      $  33,973,332.96

INTEREST RATE CAP PAYMENTS--

       Class A Interest Rate Cap Payments                    $           0.00
       Class B Interest Rate Cap Payments                    $           0.00

TOTAL DRAW AMOUNT                                            $           0.00
CASH COLLATERAL ACCOUNT SURPLUS                              $           0.00


                                              First USA Bank, NA,
                                              as Servicer


                                              By:  /s/ Tracie H. Klein
                                                   -----------------------------
                                                   Tracie H. Klein
                                                   First Vice President